EXHIBIT 99.1

Resignation Letter of Stephen Von Rump

November 30, 2018

Austin Lewis
Chairman of the Board
MEDITE Cancer Diagnostics, Inc.

Dear Austin,

I respectfully submit my resignation as CSO of MEDITE Cancer Diagnostics, Inc., effective today.

Regards,

/s/ Stephen Von Rump